UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 16, 2013

QUANTUM FUEL SYSTEMS TECHNOLOGIES WORLDWIDE, INC.

(Exact name of registrant as specified in its charter)

Commission File Number 0-49629

Delaware	33-0933072
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

25242 Arctic Ocean Drive, Lake Forest, CA, 92630

(Address of principal executive offices, including Zip Code)

(949) 399-4500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.

On May 16, 2013, Quantum Fuel Systems Technologies Worldwide, Inc. (the “Company”) entered into a securities purchase agreement (the “Securities Purchase Agreement”) with the investor identified therein (“Buyer”) relating to a registered direct offering by the Company (the “Offering”) of 4,918,032 shares (the “Shares”) of the Company’s common stock, par value $0.02 per share (the “Common Stock”), and a warrant (the “Warrant”) to initially purchase up to an aggregate of 2,950,819 shares of Common Stock (the “Warrant Shares”), for an aggregate purchase price of $3.0 million. The purchase price per share of Common Stock equaled the Company’s consolidated closing bid price on May 15, 2013 of $0.61.

The Securities Purchase Agreement contains customary representations, warranties and agreements by us, customary conditions to closing, indemnification obligations of the Company, including for liabilities under the Securities Act of 1933, as amended, other obligations of the parties and termination provisions. The representations, warranties and covenants contained in the Securities Purchase Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties. The Securities Purchase Agreement also contains a covenant from the Buyer that it will not engage in any short selling involving the Shares, the Warrant and the Warrant Shares for a period of 90 days following the closing of the Offering. The Company has also agreed, pursuant to the Securities Purchase Agreement, to seek the approval of its stockholders of a proposal to effectuate a reverse split of the Common Stock in an attempt to regain compliance with the minimum bid price requirement of The NASDAQ Capital Market. A copy of the Securities Purchase Agreement is filed herewith as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The description of the material terms of the Securities Purchase Agreement is qualified in its entirety by reference to Exhibit 10.1.

The Warrant has a five-year term from the date of issuance, is exercisable on or after the date of issuance and includes provisions governing adjustments to the number of Warrant Shares issuable upon exercise thereof for stock dividends, stock splits and similar events. The Warrant allows the holder, at any time after 30 days from the issuance of the Warrant through its expiration, to exchange all or part of the warrant for, at the Company’s option, cash or shares of Common Stock (provided certain conditions are satisfied), or any combination thereof, equal to the value of the Warrant at the time of the exchange based on a prescribed Black-Scholes formula (the “Exchange Right”). If the number of shares of Common Stock required to settle the exchange would exceed 19.99% of the issued and outstanding shares prior to the closing of the Offering, then the value of the shares in excess of the 19.99% may be settled by the Company in cash or by delivery of a one-year 10% unsecured promissory note. The holder may not exchange the Warrant unless the trading price for a share of Common Stock is below the Warrant’s exercise price. The Warrant also provides that, under certain circumstances, the Company will have the ability to cause the holder to exercise the Warrant for cash. The Warrant also provides that if the Common Stock is delisted from the NASDAQ Capital Market, then the number of Warrant Shares underlying the Warrant at the time of such delisting shall automatically be adjusted upward by multiplying the number of Warrant Shares underlying the Warrant at the time of the delisting by 116.667%. A copy of the Warrant is filed herewith as Exhibit 4.1 to this Current Report on Form 8-K and incorporated herein by reference. The description of the material terms of the Warrant is qualified in its entirety by reference to Exhibit 4.1.

Roth Capital Partners, LLC (the “Placement Agent”) served as the Company’s exclusive placement agent in connection with the Offering and will receive a cash fee of $210,000, which represents 7.0% of the gross proceeds received by the Company from the Offering.

The net proceeds realized by the Company in connection with the Offering, after deducting the Placement Agent’s fee and other Offering expenses, are expected to be approximately $2.7 million. The Company intends to use the net proceeds from the Offering for working capital and other general corporate purposes.

The Shares, Warrant and Warrant Shares are being offered and sold pursuant to a prospectus supplement dated as of May 16, 2013, which has been filed with the Securities and Exchange Commission (“SEC”) in connection with a takedown from the Company’s shelf registration statement on Form S-3 (File No. 333-176772), which became effective on September 29, 2011, and the base prospectus dated September 29, 2011. The Offering is expected to close on May 16, 2013, subject to the satisfaction of customary closing conditions.

The legal opinion and consent of Kenneth R. Lombardo, the Company’s General Counsel relating to the Shares, the Warrant and the Warrant Shares, is filed as Exhibit 5.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The Company’s press release, dated May 16, 2013, announcing the Offering is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 1.02 Termination of a Material Definitive Agreement.

On December 28, 2012, the Company entered into an At The Market Offering Agreement (the “Sales Agreement”) with Ascendiant Capital Markets, LLC (“Ascendiant”), pursuant to which the Company, from time to time, could issue and sell through Ascendiant, acting as the Company’s sales agent, shares of Common Stock, for aggregate gross sales proceeds of up to $5,000,000, subject to the terms and conditions set forth in the Sales Agreement.

Effective at the close of business on May 15, 2013, the Company terminated the Sales Agreement. The Company has sold 4,086,612 shares under the Sales Agreement for aggregate gross proceeds of $2,611,334 (excluding commissions, fees and expenses).

A description of the terms and conditions of the Sales Agreement is set forth in the Company’s current report on Form 8-K filed on December 28, 2012 and is incorporated herein by reference.

Item 8.01 Other Events.

On May 16, 2013, pursuant to Rule 424(b)(3) under the Securities Act of 1933, as amended (the “Securities Act”), the Company filed a prospectus supplement (the “ATM Prospectus Supplement”) amending the prospectus supplement dated December 28, 2012 related to the Sales Agreement with Ascendiant, to terminate any future sales of its common stock under the ATM Prospectus Supplement pursuant to the Sales Agreement.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

4.1	Warrant to Purchase Common Stock

5.1	Opinion of Kenneth R. Lombardo, General Counsel

10.1	Securities Purchase Agreement, dated May 16, 2013, between Quantum Fuel Systems Technologies Worldwide, Inc. and the investor named therein.

99.1.	Press Release dated May 16, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUANTUM FUEL SYSTEMS TECHNOLOGIES WORLDWIDE, INC.

May 16, 2013	By:	/s/ Kenneth R. Lombardo
Kenneth R. Lombardo
General Counsel

EXHIBIT INDEX

Exhibit No.	Description

4.1	Warrant to Purchase Common Stock

5.1	Opinion of Kenneth R. Lombardo, General Counsel

10.1	Securities Purchase Agreement, dated May 16, 2013, between Quantum Fuel Systems Technologies Worldwide, Inc. and the investor named therein.

99.1	Press Release dated May 16, 2013

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